UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Fisher Communications, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Explanatory Notes

Fisher Communications, Inc. (“Fisher”) is filing the attached proxy card to amend the proxy card for registered holders of Fisher’s common stock included in the definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on June 24, 2013 in connection with the special meeting of Fisher’s shareholders to be held on August 6, 2013 (the “Proxy Statement”), in order to correct a typographical error in the website address for Internet voting on the proxy card that was originally filed. The proxy materials delivered to Fisher’s shareholders will include the attached proxy card. Other than this change to the proxy card for registered holders of Fisher’s common stock, the Proxy Statement remains unchanged.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01OAWB 1 U PX + Special Meeting Proxy Card . C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. 1. To approve the Agreement and Plan of Merger, dated as of For Against Abstain April 11, 2013, as it may be amended from time to time, by and among Fisher Communications, Inc., Sinclair Broadcast Group, Inc. and Sinclair Television of Seattle, Inc. 3. To approve, on an advisory (non-binding) basis, the compensation disclosed in the proxy statement that may be payable to Fisher Communications, Inc.’s named executive officers in connection with the consummation of the merger. 2. To adjourn the special meeting, if necessary or advisable, to For Against Abstain solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Agreement and Plan of Merger. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. IMPORTANT SPECIAL MEETING INFORMATION MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK 1234 5678 9012 345 MMMMMMM 1 6 8 0 1 2 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 www.investorvote.com/FSCI

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on August 6, 2013. Vote by Internet Go to www.envisionreports.com/FSCI Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message . SPECIAL MEETING OF SHAREHOLDERS OF FISHER COMMUNICATIONS, INC. TO BE HELD ON AUGUST 6, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder hereby acknowledges receipt of notice of, revokes all prior proxies delivered in connection with, and appoints Colleen B. Brown, Hassan N. Natha and Christopher J. Bellavia, and each of them (with full power to act alone), as proxies for the undersigned with full power of substitution, to act and vote, with all the powers the undersigned would possess if personally present, at the special meeting of shareholders of Fisher Communications, Inc., to be held at Fisher Plaza, 140 4th Avenue North, 5th Floor Studios, Seattle, Washington 98109, on August 6, 2013, at 10:00 a.m., Pacific Time, and at any adjournment or postponement thereof, as directed on the reverse side, with respect to the matters set forth on the reverse side and with discretionary authority to vote or act as any of such proxies or their substitutes deem advisable on all other matters that may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, the proxy will be voted “FOR” Item 1, “FOR” Item 2 and “FOR” Item 3. Please mark, sign, date and mail your proxy card in the envelope provided as soon as possible. (Continued and to be signed on the reverse side.) Proxy — FISHER COMMUNICATIONS, INC. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.